Exhibit 99(c)

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Angela Fontana of Everlake Assurance Company constitutes and appoints Tyler (Doney) Largey and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Angela Fontana

Angela Fontana
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Bonnie Wasgatt of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Bonnie Wasgatt

Bonnie Wasgatt
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Tyler (Doney) Largey of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Tyler (Doney) Largey

Tyler (Doney) Largey
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Gilles Dellaert of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Gilles Dellaert

Gilles Dellaert
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Laurie Harris of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Laurie Harris

Laurie Harris
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Menes Chee of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Menes Chee

Menes Chee
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Michael Hovey of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Michael Hovey

Michael Hovey
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Susan Voss of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Susan Voss

Susan Voss
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Ted Johnson of Everlake Assurance Company constitutes and appoints Tyler (Doney) Largey and Angela Fontana, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2022

/s/Ted Johnson

Ted Johnson
Name